--------------------------------------------------------------------------------
             THE BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST INC.
                         ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISER
--------------------------------------------------------------------------------
                                                               November 30, 1998









Dear Shareholders:

     Over the past twelve months, U.S. Treasury securities have experienced a strong rally, as investors sought a safe haven from global market turmoil and the Federal Reserve continued to cut interest rates. Other segments of the fixed income market have lagged behind Treasuries, but still produced positive returns since our last report. We anticipate that the Federal Reserve will remain prepared to combat any signs of a credit crunch through interest rate cuts, and given the unstable economic situation in Brazil, the Fed likely will retain a loosening bias.

     Despite previous worries of a second half slowdown in 1998, the U.S. economy continues to expand rapidly. Third quarter GDP registered a 3.3% annualized growth rate, supported by strong consumer spending. This momentum, however, may not continue as briskly into the new year, based on weaker corporate profits and a loosening of the labor markets. Already, major corporations have warned of slower profit growth and announced major layoffs.

     This report contains detailed market and portfolio strategy by your Trust's managers in addition to the Trust's audited financial statements and a detailed portfolio list of the portfolio's holdings. We thank you for your continued investment in the Trust and look forward to serving your investment needs in the future.


Sincerely,


/s/ LAURENCE D. FINK     /s/ RALPH L. SCHLOSSTEIN
--------------------     ------------------------

Laurence D. Fink         Ralph L. Schlosstein
Chairman                 President

                                                              November 30, 1998




Dear Shareholder:

     We are pleased to present the annual report for The BlackRock Investment Quality Municipal Trust Inc. ("the Trust") for the fiscal year ended October 31, 1998. We would like to take this opportunity to review the Trust's stock price and net asset value (NAV) performance, summarize developments in the fixed income markets and discuss recent portfolio management activity.

     The Trust is a diversified, actively managed closed-end bond fund whose shares are traded on the New York Stock Exchange under the symbol "BKN". The Trust's investment objective is to provide high current income that is exempt from regular Federal income tax consistent with the preservation of capital. The Trust seeks to achieve this objective by investing in investment grade (rated "AAA" to "BBB" by a major rating agency or of equivalent quality) tax-exempt general obligation and revenue bonds issued by city, county and state municipalities throughout the United States.

     The table below summarizes the changes in the Trust's stock price and net asset value over the past year:



                       ------------------------------------------------

                            10/31/98     10/31/97      CHANGE       HIGH          LOW
 STOCK PRICE             $ 15.4375     $ 13.375     15.42%      $ 15.625     $ 13.3125
 NET ASSET VALUE (NAV)   $ 15.78       $ 15.32       3.00%      $ 16.05      $ 15.21

THE FIXED INCOME MARKETS

     The first half of the Trust's fiscal year was characterized by the positive momentum and bull market trend that brought Treasury yields towards historic lows. The low Treasury yields were due to budget surplus projections as well as the Fed's decision to move from a tightening to a neutral policy. The positive economic momentum throughout the first half of the fiscal year was strengthened by unseasonably warm weather that led to increased consumer spending and job gains, and a less than expected impact on trade from the Asian financial crisis.

     GDP growth measured at a very strong 5% for the first quarter of 1998; however, signs of a slowdown became evident when economic data for April and May began to lag.

     The second half of the trust's fiscal year witnessed virtually unparalleled market turbulence. During the second quarter of 1998, GDP growth faltered to a 1.8% rate due to slower output and an increasing trade deficit created by a strong U.S. dollar. Although consumers continued their spending domestically, demand for U.S. goods abroad faltered, as the strong dollar and weakness overseas, especially Asia, drove prices for U.S. goods higher relative to foreign goods.

     In the Trust's final quarter, U.S. GDP growth rebounded to a 3.3% pace; however, the instability in global financial markets began to rattle investor confidence. The devaluation of the Russian ruble and the fear of a possible devaluation of the Brazilian currency caused a flight-to-quality to U.S. Treasuries. Spread sectors widened dramatically as a result of the sell-off. In addition, the global financial markets witnessed a credit crunch where even higher-grade securities were affected. This dramatic shift of investor sentiment culminated in the near collapse of a prominent hedge fund.

     The Treasury market rally pushed Treasury yields to historic levels below the 5% barrier. In response to the financial fragility in the third quarter 1998, the Fed eased interest rates on September 29, 1998 by 25 basis points ("bps") and again on October 15, in an unusual between-meetings move. On November 17, the Fed eased interest rates again by 25bps.

     The municipal bond market, represented by the Lehman Municipal Bond Index, posted a total return of 8.03% for the 12 month period ended October 31, 1998, a taxable equivalent return of 11.52% for an individual in the 39.6% Federal Tax income bracket, outperforming the domestic taxable investment grade market (measured by the Lehman Aggregate Index), which returned 9.33%. Currently, municipal securities are at their most attractive valuation versus Treasuries in over a decade. The overwhelming factor that has driven municipals to this relationship has been enormous new issuance supply. In the first three quarters of 1998, new issue volume totaled $214 billion, a 37% increase over the same period last year. However, the rapid decline in Treasury interest rates has actually begun to reduce the pace of new issue volume, as savings associated with refunding deals become increasingly negligible due to a technical factor called "negative arbitrage". This reduction in supply when coupled with attractive valuations versus Treasuries sets the municipal market up with the opportunity for significant total return performance going forward.

THE TRUST'S PORTFOLIO AND INVESTMENT STRATEGY

     The Trust's portfolio is actively managed to diversify exposure to various sectors, issuers, revenue sources and security types. BlackRock's investment strategy emphasizes a relative value approach, which allows the Trust to capitalize upon changing market conditions by rotating municipal sectors, credits and coupons.

     Additionally, the Trust employs leverage at about 35% of total net assets to enhance its income by borrowing at short term municipal rates and investing the proceeds in longer maturity issues which have higher yields. The degree to which the Trust can benefit from its use of leverage may affect its ability to pay high monthly income. Over the past twelve months, the Federal Reserve loosened monetary policy by lowering short term rates by 25bps in September, October and again in November to 4.75%. Typically, short term municipal rates (which determine the Trust's borrowing costs) are approximately 65% of Treasury rates. Accordingly the Trust's cost of leverage decreased as a result of the Fed's Action.

     The  main  portfolio  management  theme in the Trust over the past year has been to take advantage of narrowing credit spreads between higher and lower rated bonds. Historically, lower rated bonds yield significantly more than higher rated bonds to compensate the investor for taking on a higher probability of default. Over the past year, this yield advantage has narrowed to levels that we believe do not pay investors enough to purchase lower credits. The Trust's holdings currently emphasize high credit non-callable and callable premiums in the 10- to 15-year maturity range. Prevailing municipal market conditions do not reward investors for extending beyond this maturity range.

     The following charts compare the Trust's current and October 31, 1997 asset composition and credit quality allocations:

                               SECTOR BREAKDOWN

 SECTOR                             OCTOBER 31, 1998   OCTOBER 31, 1997
  Transportation                           18%                15%
  City, County & State                     17%                17%
  Industrial & Pollution Control           13%                12%
  Hospital                                 12%                11%
  Power                                     8%                13%
  University/School                         7%                 8%
  Lease Revenue                             6%                 8%
  Tax Revenue                               6%                 4%
  Housing                                   5%                 5%
  Water & Sewer                             5%                 5%
  Resource Recovery                         2%                 1%
  Miscellaneous Revenue                     1%                 1%

 STANDARD & POOR'S/MOODY'S
       CREDIT RATING        OCTOBER 31, 1998   OCTOBER 31, 1997
           AAA/Aaa                58%                55%
            AA/Aa                 12%                12%
             A/A                  15%                13%
           BBB/Baa                15%                20%


     We look forward to continuing to manage the Trust to benefit from the opportunities available to investors in the investment grade municipal market. We thank you for your investment and continued interest in The BlackRock
Investment Quality Municipal Trust Inc. Please feel free to contact our marketing center at (800) 227-7BFM (7236) if you have specific questions which were not addressed in this report.



Sincerely,


/s/ ROBERT S. KAPITO                   /s/ KEVIN KLINGERT
--------------------                   ------------------

Robert S. Kapito                       Kevin Klingert
Vice Chairman and Portfolio Manager    Managing Director and Portfolio Manager
BlackRock Financial Management, Inc.   BlackRock Financial Management, Inc.



                  THE BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST INC.
  Symbol on New York Stock Exchange:                                 BKN
  Initial Offering Date:                                       February 19, 1993
  Closing Stock Price as of 10/31/98:                          $ 15.4375
  Net Asset Value as of 10/31/98:                              $ 15.78
  Yield on Closing Stock Price as of 10/31/98 ($15.4375)1:       5.59%
  Current Monthly Distribution per Share2:                     $  0.0719
  Current Annualized Distribution per Share2:                  $  0.8628

1 Yield on Closing Stock Price is calculated by dividing the current annualized distribution per share by the closing stock price per share.

2 The Distribution is not constant and is subject to change.

--------------------------------------------------------------------------------
THE BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST INC.
PORTFOLIO OF INVESTMENTS OCTOBER 31, 1998
--------------------------------------------------------------------------------


====================================================================================================================================
                 PRINCIPAL                                                                             OPTION CALL
   RATING*        AMOUNT                                                                               PROVISIONS+        VALUE
 (UNAUDITED)      (OO0)                               DESCRIPTION                                      (UNAUDITED)       (NOTE 1)
====================================================================================================================================
                            LONG-TERM INVESTMENTS-146.8%
                            CALIFORNIA -13.8%
 Aa2            $ 1,220     California Hsg. Fin. Agcy. Rev., Home Mtg.,
                             Ser. C, 5.65%, 8/01/14 .......................................     2/04 at 102          $   1,260,785
                            California St. G.O.,
 A1               5,770      5.00%, 10/01/14 ..............................................    10/07 at 101              5,893,824
 Aa3              2,955      5.25%, 10/01/10 ..............................................    No Opt. Call              3,225,087
 AAA             15,460     Los Angeles Cnty. Asset Leasing Corp. Rev.,
                             5.95%, 12/01/07, AMBAC .......................................    No Opt. Call             17,753,646
                            University of California Rev., Research Fac., Ser. B,
 A+               2,000      6.10%, 9/01/03++ .............................................        N/A                   2,239,000
 A+               3,305      6.20%, 9/01/03++ .............................................        N/A                   3,714,390
 A+               2,000      6.25%, 9/01/03++ .............................................        N/A                   2,252,121
                                                                                                                     -------------
                                                                                                                        36,338,853
                                                                                                                     -------------
                            COLORADO - 12.9%
                            Arapahoe Cnty. Cap. Impvt. Hwy. Rev., Trust Fund, Ser. E,
 AAA              3,100      Zero Coupon, 8/31/04 .........................................    No Opt. Call              2,454,301
                            Denver City & Cnty. Arpt. Rev.,
 Baa1             1,120      Ser. C, 6.65%, 11/15/05 ......................................    11/02 at 102              1,222,558
 Baa1             3,000      Ser. C, 6.50%, 11/15/06 ......................................    11/02 at 102              3,253,680
 Aaa              3,705      Ser. D, 7.00%, 11/15/01++ ...................................        N/A                   4,041,303
 Baa1            14,085      Ser. D, 7.00%, 11/15/25 ......................................    11/01 at 100             14,993,905
                            E-470 Pub. Hwy. Auth. Rev., Ser. B,
 AAA              3,000      Zero Coupon, 9/01/11, MBIA ...................................    No Opt. Call              1,685,220
 AAA             10,000      Zero Coupon, 9/01/18, MBIA ...................................    No Opt. Call              3,686,500
 AAA              2,250      6.90%, 8/31/05 ++ ............................................        N/A                   2,695,230
                                                                                                                     -------------
                                                                                                                        34,032,697
                                                                                                                     -------------
                            CONNECTICUT - 3.6%
 Aa3              8,750     Connecticut St. G.O., Ser. A, 5.50%, 11/15/08 .................    11/03 at 102              9,491,825
                                                                                                                     -------------
                            DISTRICT OF COLUMBIA - 1.9%
                            District of Columbia G.O., Ser. E, CAPMAC,
 AAA              1,830      6.00%, 6/01/09 ...............................................     6/03 at 102              1,981,744
 AAA                 70      6.00%, 6/01/03++ .............................................        N/A                      77,120
 AAA              3,000     Washington D.C. Convention Ctr. Auth. Ded. Tax Rev.,
                             5.25%, 10/01/17, AMBAC .......................................    10/08 at 101              3,054,690
                                                                                                                     -------------
                                                                                                                         5,113,554
                                                                                                                     -------------

                            FLORIDA - 2.4%
 AAA              1,745     Florida Hsg. Fin. Agcy. Rev., Sngl. Fam. Mtg.,
                             Ser. 1994-A, 6.55%, 7/01/14 ..................................     1/05 at 102              1,876,241
 BBB-             4,000     Santa Rosa Bay Bridge Auth. Rev., 6.25%, 7/01/28. .............     7/06 at 102              4,448,400
                                                                                                                     -------------
                                                                                                                         6,324,641
                                                                                                                     -------------

                            GEORGIA - 0.9%
 AAA              2,250     Georgia St. Hsg. & Fin. Auth. Rev., Sngl.
                             Fam. Mtg., Ser. C, 7.00%, 12/01/15, FHA ......................    12/04 at 102              2,436,750
                                                                                                                     -------------
                            ILLINOIS - 8.6%
 AAA              5,050     Chicago Wtr. Rev., 5.25%, 11/01/23, FGIC ......................    11/07 at 102              5,140,849
 AAA              3,000     Cook Cnty. Cap. Impt., 5.875%, 11/15/06, FGIC++.. .............        N/A                   3,393,840
 AAA              4,165     Cook Cnty. G.O., Ser. A, 5.20%, 11/15/08, MBIA ................    11/07 at 101              4,438,057
                            Illinois Edl. Fac. Auth. Rev., Loyola Univ., FGIC,
 AAA              5,000      5.70%, 7/01/03++ .............................................        N/A                   5,353,050
 AAA              4,000      5.45%, 7/01/14 ...............................................     7/03 at 102              4,240,680
                                                                                                                     -------------
                                                                                                                        22,566,476
                                                                                                                     -------------

                            INDIANA - 3.2%
 Baa2             7,595     Indianapolis Arpt. Auth. Rev., Spl. Fac. Fed.
                             Express Corp. Proj., 7.10%, 1/15/17 ..........................     7/04 at 102              8,473,590
                                                                                                                     -------------
                            KENTUCKY - 7.2%
 AAA              2,850     Boone Cnty. P.C.R., 5.50%, 1/01/24, MBIA ......................     1/04 at 102              2,960,637
 AAA             15,000     Kentucky St. Tpke. Auth., Econ. Dev. Road Rev.,
                             5.75%, 7/01/13, AMBAC ........................................     7/03 at 102             16,110,300
                                                                                                                     -------------
                                                                                                                        19,070,937
                                                                                                                     -------------

                            LOUISIANA - 7.3%
 AAA             14,400     Louisiana Pub. Fac. Auth. Hosp. Rev.,
                             Our Lady of the Lake Regl. Med. Ctr.,
                            5.90%, 12/01/03, FSA++ ........................................        N/A                  15,950,736
 AAA              2,860     Louisiana Stadium & Expo Dist., Htl. Ocpcy. Tax,
                             6.00%, 7/01/16, FGIC .........................................     7/06 at 102              3,319,931
                                                                                                                     -------------
                                                                                                                        19,170,667
                                                                                                                     -------------

                       See Notes to Financial Statements.

====================================================================================================================================
                 PRINCIPAL                                                                             OPTION CALL
   RATING*        AMOUNT                                                                               PROVISIONS+        VALUE
 (UNAUDITED)      (OO0)                               DESCRIPTION                                      (UNAUDITED)       (NOTE 1)
====================================================================================================================================
                            MARYLAND - 5.4%
 Aa2            $ 9,940     Maryland St. Dept. Hsg. & Comn. Dev. Admin., Sngl.
                             Fam. Prog., Ser. 2, 6.55%, 4/01/26............................     4/05 at 102          $  10,668,105
 AAA              3,175     Northeast Waste Disp. Auth. Rev., Sld. Wst., Montgomery
                             Cnty. Res. Rec. Proj., Ser. A, 6.30%, 7/01/16, MBIA ..........     7/03 at 102              3,475,641
                                                                                                                     -------------
                                                                                                                        14,143,746
                                                                                                                     -------------

                            MASSACHUSETTS - 2.4%
 AAA              6,500     Massachusetts St. Hlth.& Edl. Fac. Auth. Rev.,
                             Hallmark Hlth. Sys., Ser. A., 5.00% 7/01/21, FSA .............     7/08 at 101              6,370,455
                                                                                                                     -------------
                            MICHIGAN - 3.7%
 AAA              4,000     Greater Detroit Res. Rec. Auth. Rev., Ser. A,
                             6.25%, 12/13/08, AMBAC .......................................    No Opt. Call              4,628,800
 AAA              5,000     River Rouge Sch. Dist., 5.625%, 5/01/22, FSA ..................  5/03 at 101.50              5,246,150
                                                                                                                     -------------
                                                                                                                         9,874,950
                                                                                                                     -------------

                            MONTANA - 1.7%
                            Lake of the Ozarks Cmnty. Brdg. Corp. Brdg. Sys. Rev.,
 NR               2,000      5.25%, 12/01/14 ..............................................    12/08 at 102              1,973,520
 NR               2,500      5.25%, 12/01/26 ..............................................    12/08 at 102              2,387,550
                                                                                                                     -------------
                                                                                                                         4,361,070
                                                                                                                     -------------

                            NEVADA - 1.5%
 AAA              3,750     Washoe Cnty. Arpt. Auth., Arpt. Sys. Impvt. Rev.,
                             Ser. B, 5.80%, 7/01/09, MBIA .................................     7/03 at 102              4,060,012
                                                                                                                     -------------
                            NEW YORK - 23.6%
 AAA              5,400     Metropolitan Trans. Auth. Commuter Fac. Rev., Ser. A,
                             5.75%, 7/01/21, MBIA .........................................   7/07 at 101.5              5,874,768
                            New York City G.O.,
 A3               4,140      Ser. A, 6.00%, 8/01/05 .......................................    No Opt. Call              4,565,550
 AAA              3,000      Ser. D, 5.60%, 11/01/05, AMBAC ...............................    No Opt. Call              3,276,930
 A3               7,000      Ser. E, 6.50%, 2/15/06 .......................................    No Opt. Call              7,958,650
 A-               6,160      Ser. H, 7.20%, 2/01/02++, ....................................        N/A                   6,894,457
 A3                 840      Ser. H, 7.20%, 2/01/13 .......................................  2/02 at 101.50                926,033
                            New York City Ind. Dev. Agcy. Spec. Fac. Rev., Term.
                             One Group Assoc. Proj.,
 A                4,000      6.00%, 1/01/08 ...............................................     1/04 at 102              4,295,320
 A                1,000      6.00%, 1/01/15 ...............................................     1/04 at 102              1,060,080
 AAA              9,375     New York City Mun. Wtr. Fin. Auth., Wtr. & Swr.
                             Rev., Ser. A, 5.125%, 6/15/22, AMBAC .........................     6/07 at 101              9,444,188
 AA               4,000     New York City Transitional Fin. Auth. Rev.,
                             Ser. C, 4.75%, 5/01/23 .......................................     5/08 at 102              3,843,720
 A3               3,000     New York St. Dorm. Auth. Rev., St. Univ. Edl. Fac.,
                             Ser. B, 6.10%, 5/15/04++ .....................................        N/A                   3,373,920
 A-               1,955     New York St. Hsg. Fin. Agcy., Hlth. Fac. of
                             New York City, Ser. A, 6.375%, 11/04/04 ......................    No Opt. Call              2,167,000
 AAA              5,000     New York St. Med. Care Fac. Rev., New York Hosp.,
                             Ser. A, 6.60%, 2/15/05++, AMBAC ..............................        N/A                   5,808,450
 AAA              2,620     New York St. Urban Dev. Corp. Rev., Correctional Fac.,
                             5.625%, 1/01/07, AMBAC .......................................     1/03 at 102              2,823,679
                                                                                                                     -------------
                                                                                                                        62,312,745
                                                                                                                     -------------

                            NORTH CAROLINA - 2.3%
 AAA              5,000     North Carolina Eastn. Mun. Pwr. Agcy. Rev.,
                             Ser. B, 7.00%, 1/01/08, CAPMAC ...............................    No Opt. Call              5,985,500
                                                                                                                     -------------
                            OHIO - 0.7%
 NR                 500     Cleveland Cuyahoga Cnty. Port Auth. Rev.,
                             Port Dev. Proj., 6.00%, 3/01/07 ..............................    No Opt. Call                511,200
 AAA              1,220     Ohio St. Higher Edl. Fac. Com., Univ. Dayton Proj.,
                             5.35%, 12/01/17, AMBAC .......................................    12/07 at 101              1,283,489
                                                                                                                     -------------
                                                                                                                         1,794,689
                                                                                                                     -------------

                            PENNSYLVANIA - 12.2%
 AAA              8,000     Delaware Valley Regl. Fin. Auth. Ser. A,
                             5.50%, 8/01/28, AMBAC ........................................    No Opt. Call              8,631,280
 AAA             10,100     Lehigh Cnty. Gen. Purpose Auth. Rev., St. Lukes Hosp.
                             Bethlehem Proj., 5.50%, 11/15/13, AMBAC ......................    11/03 at 102             10,609,444
 AAA              7,000     Montgomery Cnty. Ed. & Hlth. Care Auth., Holy Redeemer,
                             5.25%, 10/01/23, AMBAC .......................................    10/07 at 101              7,119,000
 AAA              4,000     Pennsylvania Intergovernmental Coop. Auth., Spl.
                             Tax Rev., Philadelphia Fdg. Prog., 5.50%, 6/15/20, FGIC ......     6/06 at 100              4,161,240
 AAA              1,500     Pennsylvania St. G.O., First Ser., 5.375%, 5/15/09, FGIC ......  5/06 at 101.50              1,616,220
                                                                                                                     -------------
                                                                                                                        32,137,184
                                                                                                                     -------------

                            RHODE ISLAND - 2.3%
 AA+              3,640     Rhode Island Hsg. & Mtg. Fin., Homeownership Oppty., Ser. 15-B,
                             6.75%, 10/01/17 ..............................................     4/04 at 102              3,913,072
 AAA              2,000     Rhode Island St. Hlth. & Edu. Bldg. Corp. Rev.,
                             Hosp. Fin., 5.50%, 5/15/16, MBIA .............................     5/07 at 102              2,110,440
                                                                                                                     -------------
                                                                                                                         6,023,512
                                                                                                                     -------------

                            TENNESSEE - 3.3%
 A2               7,800     Maury Cnty. Ind. Dev. Brd., P.C.R.,
                             Saturn Corp. Proj., 6.50%, 9/01/24 ...........................     9/04 at 102              8,654,880
                                                                                                                     -------------


                       See Notes to Financial Statements.
                                       6

====================================================================================================================================
                 PRINCIPAL                                                                             OPTION CALL
   RATING*        AMOUNT                                                                               PROVISIONS+        VALUE
 (UNAUDITED)      (OO0)                               DESCRIPTION                                      (UNAUDITED)       (NOTE 1)
====================================================================================================================================
                            TEXAS - 6.0%
 BBB+           $ 9,800     Brazos River Auth., P.C.R., Coll-Texas Utilities Co.
                             Proj., 8.25%, 1/01/19 ........................................     1/99 at 102          $  10,054,310
 A+               2,500     Port of Bay City Auth. Matagorda Cnty. Rev.,
                             Hoechst Celanese Corp. Proj., 6.50%, 5/01/26 .................     5/06 at 102              2,773,300
 Baa1             2,640     Sabine River Auth., P.C.R., Coll-Texas Utilities Elec. Proj.,
                             Ser. B, 8.25%, 10/01/20 ......................................    10/00 at 102              2,867,937
                                                                                                                     -------------
                                                                                                                        15,695,547
                                                                                                                     -------------

                            UTAH - 6.6%
 AAA              4,450     Intermountain Pwr. Agcy. Rev., Pwr. Supply,
                             Ser. F, 5.00%, 7/01/13, AMBAC ................................    No Opt. Call              4,450,267
 A1               1,800     Intermountain Pwr. Agcy. Rev., Fst. Crossover,
                             Ser. 86 B, 5.00%, 7/01/16 ....................................    No Opt. Call              1,770,660
 BBB             11,250     Tooele Cnty. Hazardous Wst. Trmt. Rev.,
                             Union Pacific Proj., 5.70%, 11/01/26 .........................     4/08 at 102             11,142,563
                                                                                                                     -------------
                                                                                                                        17,363,490
                                                                                                                     -------------

                            WASHINGTON - 11.7%
 Aa               6,900     Seattle G.O., 5.40%, 1/01/08 ..................................     1/03 at 102              7,306,341
 AA               2,650     Seattle Wtr. Sys. Rev., 5.50%, 6/01/18 ........................     6/03 at 102              2,727,539
 AA+              4,000     Washington St. G.O., Ser. A, 5.375%, 7/01/21 ..................     7/06 at 100              4,104,560
                            Washington St. Pub. Pwr. Supply Sys. Rev.,
 AAA             13,395      Nuclear Proj. No. 1, 5.75%, 7/01/11, MBIA ....................     7/06 at 102             14,633,234
 AAA              2,000      Nuclear Proj. No. 2, 5.55%, 7/01/10, FGIC ....................     7/03 at 102              2,114,540
                                                                                                                     -------------
                                                                                                                        30,886,214
                                                                                                                     -------------

                            WISCONSIN - 1.6%
 AAA              4,000     Wisconsin St. Hlth. & Edl. Fac. Auth. Rev., Marquette Univ.,
                             5.50%, 6/01/18, MBIA .........................................     6/08 at 102              4,161,840
                                                                                                                     -------------
                            Total Long-Term Investments (cost $360,077,039)................                            386,845,824
                                                                                                                     -------------
                            TOTAL INVESTMENTS - 146.8% (cost $360,077,039).................                            386,845,824
                            Other assets in excess of liabilities - 2.5% ..................                              6,744,128
                            Liquidation value of preferred stock - (49.3)% ................                           (130,000,000)
                                                                                                                     -------------
                            NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS - 100% ...........                          $ 263,589,952
                                                                                                                     =============


----------
 * Using the higher of Standard & Poor's, Moody's or Fitch's rating.
 + Option call provisions: date (month/year) and price of the earliest call or redemption. There may be other call provisions at varying prices at later dates.
++ This bond is prerefunded. See glossary for definition.




===============================================================================================================
                                     THE FOLLOWING ABBREVIATIONS ARE USED IN PORTFOLIO DESCRIPTIONS:
  AMBAC    - American Municipal Bond Assurance Corporation     FSA      - Financial Security Assurance
  CAPMAC   - Capital Markets Assurance Corporation             G.O.     - General Obligation Bond
  FGIC     - Financial Guaranty Insurance Company              MBIA     - Municipal Bond Insurance Association
  FHA      - Federal Housing Administration                    P.C.R.   - Pollution Control Revenue

                       See Notes to Financial Statements.
                                       7

--------------------------------------------------------------------------------
THE BLACKROCK INVESTMENT
QUALITY MUNICIPAL TRUST INC.
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1998
--------------------------------------------------------------------------------

ASSETS
Investments, at value (cost $360,077,039) (Note 1) .    $ 386,845,824
Cash .................................................      4,631,467
Interest receivable ..................................      6,817,001
Other assets .........................................          9,515
                                                        -------------
                                                          398,303,807
                                                        -------------
LIABILITIES
Payable for investments purchased ....................      4,190,060
Dividends payable-preferred stock ....................        138,906
Investment advisory fee payable (Note 2) .............        115,987
Administration fee payable (Note 2) ..................         49,709
Other accrued expenses ...............................        219,193
                                                        -------------
                                                            4,713,855
                                                        -------------
NET INVESTMENT ASSETS ................................   $393,589,952
                                                        =============
Net investment assets were comprised of:
 Common stock:
  Par value (Note 4) .................................  $     167,071
  Paid-in capital in excess of par ...................    232,077,765
 Preferred stock (Note 4) ............................    130,000,000
                                                        -------------
                                                          362,244,836
 Undistributed net investment income .................      1,449,281
 Accumulated net realized gain .......................      3,127,050
 Net unrealized appreciation .........................     26,768,785
                                                        -------------
Net investment assets, October 31, 1998 ..............  $ 393,589,952
                                                        =============
Net assets applicable to common shareholders .........  $ 263,589,952
                                                        =============
Net asset value per common share:
  ($263,589,952 [div] 16,707,093 shares of
  common stock issued and outstanding) ...............  $       15.78
                                                        =============



--------------------------------------------------------------------------------
THE BLACKROCK INVESTMENT
QUALITY MUNICIPAL TRUST INC.
STATEMENT OF OPERATIONS
YEAR ENDED OCTOBER 31, 1998
--------------------------------------------------------------------------------

NET INVESTMENT INCOME
Income
  Interest and discount earned ...........   $20,724,998
                                             -----------
Expenses
  Investment advisory ....................     1,361,169
  Administration .........................       583,358
  Auction agent ..........................       345,000
  Custodian ..............................       107,500
  Reports to shareholders ................        69,000
  Directors ..............................        64,000
  Audit ..................................        41,000
  Transfer agent .........................        23,000
  Legal ..................................         6,000
  Miscellaneous ..........................        92,838
                                             -----------
  Total expenses .........................     2,692,865
                                             -----------
Net investment income ....................    18,032,133
                                             -----------

REALIZED AND UNREALIZED GAIN ON
 INVESTMENTS (NOTE 3)
Net realized gain on investments .........     3,208,243
Net change in unrealized appreciation
  on investments .........................     8,422,329
                                             -----------
Net gain on investments ..................    11,630,572
                                             -----------

NET INCREASE IN NET INVESTMENT ASSETS
 RESULTING FROM OPERATIONS ...............   $29,662,705
                                             ===========



See Notes to Financial Statements.
                                       8

--------------------------------------------------------------------------------
THE BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST INC.
STATEMENTS OF CHANGES IN NET INVESTMENT ASSETS
--------------------------------------------------------------------------------

                                                                                   YEAR ENDED OCTOBER 31,
                                                                             -----------------------------------
                                                                                   1998               1997
                                                                             ----------------   ----------------
INCREASE (DECREASE) IN NET INVESTMENT ASSETS
Operations:
 Net investment income ...................................................    $  18,032,133      $  18,096,994
 Net realized gain on investments ........................................        3,208,243          4,449,946
 Net change in unrealized appreciation on investments ....................        8,422,329          8,949,932
                                                                              -------------      -------------
 Net increase in net investment assets resulting from operations .........       29,662,705         31,496,872
Dividends and distributions:
 To common shareholders from net investment income .......................      (13,554,216)       (13,100,478)
 To common shareholders from net realized gain on investments ............       (3,343,299)          (322,193)
 To preferred shareholders from net investment income ....................       (3,967,577)        (4,591,740)
 To preferred shareholders from net realized gain on investments .........       (1,133,378)          (104,104)
                                                                              -------------      -------------
 Total dividends and distributions .......................................      (21,998,470)       (18,118,515)
                                                                              -------------      -------------
  Total increase .........................................................        7,664,235         13,378,357
NET INVESTMENT ASSETS
Beginning of year ........................................................      385,925,717        372,547,360
                                                                              -------------      -------------
End of year ..............................................................    $ 393,589,952      $ 385,925,717
                                                                              =============      =============



                       See Notes to Financial Statements.
                                       9

--------------------------------------------------------------------------------
THE BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                     YEAR ENDED OCTOBER 31,
                                                                    -------------------------
                                                                        1998         1997
PER SHARE OPERATING PERFORMANCE:                                    ------------ ------------
Net asset value, beginning of year ................................   $  15.32      $ 14.52
                                                                      --------      -------
Net investment income .............................................       1.08         1.08
Net realized and unrealized gain (loss)
 on investments ...................................................       0.70         0.80
                                                                      --------      -------
Net increase (decrease) from investment operations ................       1.78         1.88
                                                                      --------      -------
Dividends and Distributions:
Dividends from net investment income to:
 Common shareholders ..............................................     ( 0.81)      ( 0.78)
 Preferred shareholders ...........................................     ( 0.24)      ( 0.27)
Distributions from net realized gain on
  investments to:
 Common shareholders ..............................................     ( 0.20)      ( 0.02)
 Preferred shareholders ...........................................     ( 0.07)      ( 0.01)
                                                                      --------     --------
  Total dividends and distributions ...............................     ( 1.32)      ( 1.08)
                                                                      --------     --------
Capital charge with respect to issuance
 of shares ........................................................          -            -
                                                                      --------     --------
Net asset value, end of year* .....................................    $ 15.78      $ 15.32
                                                                      ========     ========
Per share market value, end of year* ..............................    $ 15.44      $ 13.38
                                                                      ========     ========
TOTAL INVESTMENT RETURN+ ..........................................      22.07%       14.20%
                                                                      ========     ========
RATIOS TO AVERAGE NET ASSETS
 OF COMMON SHAREHOLDERS:++
Expenses ..........................................................       1.04%        1.07%
Net investment income before preferred stock dividends ............       6.95%        7.42%
Preferred stock dividends .........................................       1.53%        1.88%
Net investment income available to common
 shareholders .....................................................       5.42%        5.54%
SUPPLEMENTAL DATA:
Average net assets of common shareholders (in thousands) ..........   $259,280     $243,947
Portfolio turnover ................................................         46%         160%
Net assets of common shareholders, end of year (in thousands) .....   $263,590     $255,926
Preferred stock outstanding (in thousands) ........................   $130,000     $130,000
Asset coverage per share of preferred stock,
 end of year# .....................................................   $ 75,690     $ 74,241

                                                                            YEAR ENDED OCTOBER 31,
                                                                    ---------------------------------------
                                                                        1996         1995          1994
PER SHARE OPERATING PERFORMANCE:                                    ------------ ------------ -------------
Net asset value, beginning of year ................................   $ 14.18      $ 12.05      $  14.76
                                                                      -------      -------      --------
Net investment income .............................................      1.09         1.10          1.06
Net realized and unrealized gain (loss)
 on investments ...................................................      0.34         2.16         (2,64)
                                                                      -------      -------      --------
Net increase (decrease) from investment operations ................      1.43         3.26         (1.58)
                                                                      -------      -------      --------
Dividends and Distributions:
Dividends from net investment income to:
 Common shareholders ..............................................      (0.79)       (0.82)       (0.90)
 Preferred shareholders ...........................................      (0.28)       (0.31)       (0.21)
Distributions from net realized gain on
  investments to:
 Common shareholders ..............................................      (0.01)          --           --
 Preferred shareholders ...........................................      (0.01)          --           --
                                                                      --------     --------     --------
  Total dividends and distributions ...............................      (1.09)       (1.13)       (1.11)
                                                                      --------     --------     --------
Capital charge with respect to issuance
 of shares ........................................................         --           --        (0.02)
                                                                      --------     --------     --------
Net asset value, end of year* .....................................   $  14.52     $  14.18     $  12.05
                                                                      ========     ========     ========
Per share market value, end of year* ..............................   $  12.44     $  12.00     $  10.38
                                                                      ========     ========     ========
TOTAL INVESTMENT RETURN+ ..........................................      10.41%       24.01%     (20.98%)
                                                                      ========     ========     ========
RATIOS TO AVERAGE NET ASSETS
 OF COMMON SHAREHOLDERS:++
Expenses ..........................................................       1.12%        1.16%        1.14%
Net investment income before preferred stock dividends ............       7.57%        8.36%        7.80%
Preferred stock dividends .........................................       1.97%        2.34%        1.55%
Net investment income available to common
 shareholders .....................................................       5.60%        6.02%        6.25%
SUPPLEMENTAL DATA:
Average net assets of common shareholders (in thousands) ..........   $238,540     $219,740     $226,935
Portfolio turnover ................................................        164%         182%         210%
Net assets of common shareholders, end of year (in thousands) .....   $242,547     $236,990     $201,343
Preferred stock outstanding (in thousands) ........................   $130,000     $130,000     $130,000
Asset coverage per share of preferred stock,
 end of year# .....................................................   $ 71,644     $ 70,575     $127,440

----------
 * Net asset value and market value are published in THE WALL STREET JOURNAL each Monday.
 # A stock split occurred on July 24, 1995 (Note 4).
 + Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of the year reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
++ Ratios are calculated on the basis of income and expenses applicable to both the common and preferred stock relative to the average net assets of common shareholders. Ratios do not reflect the effect of dividend payments to preferred shareholders.


The information above represents the audited operating performance for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the years indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's shares.


                       See Notes to Financial Statements.
                                       10

--------------------------------------------------------------------------------
THE BLACKROCK INVESTMENT
QUALITY MUNICIPAL TRUST INC.
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION & ACCOUNTING POLICIES

     The BlackRock Investment Quality Municipal Trust Inc. (the "Trust") was organized in Maryland on November 19, 1992 as a diversified, closed-end management investment company. The Trust's investment objective is to manage a diversified portfolio of high-quality securities while providing high current income exempt from regular Federal income tax consistent with the preservation of capital. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific industry or region. No assurance can be given that the Trust's investment objective will be achieved.

     The following is a summary of significant accounting policies followed by the Trust.

SECURITIES VALUATION: Municipal securities (including commitments to purchase such securities on a "when-issued" basis) are valued on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors.

      Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, if their term to maturity from date of purchase is 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original term to maturity from date of purchase exceeded 60 days.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Trust accretes original issue discount or amortizes premium on securities purchased using the interest method.

FEDERAL INCOME TAXES: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute sufficient net income to shareholders. For this reason and because substantially all of the Trust's gross income consists of tax-exempt interest, no Federal income tax provision is required.

DIVIDENDS AND DISTRIBUTIONS: The Trust declares and pays dividends and distributions to common shareholders monthly from net investment income, net realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards may be distributed annually. Dividends and distributions are recorded on the ex-dividend date. Dividends and distributions to preferred shareholders are accrued and determined as described in Note 4.

DEFERRED ORGANIZATION EXPENSES: A total of $65,000 was incurred in connection with the organization of the Trust. These costs were deferred and have been amortized ratably over a period of sixty months from the date the Trust commenced investment operations.

RECLASSIFICATION OF CAPITAL ACCOUNTS: Effective January 1, 1994, the Trust began accounting and reporting for permanent differences between financial and tax reporting in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure and Financial Statement of Income, Capital Gain and Return of Capital Distributions by Investment Companies. The effect of adopting the statement for the year ended October 31, 1998 was to increase accumulated net realized gain and decrease undistributed net investment income by $31,244. Net investment income, net realized gains and net assets were not affected by this change.

ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


NOTE  2.  AGREEMENTS

     The Trust has an Investment Advisory Agreement with BlackRock Financial Management, Inc., (the "Adviser"), a wholly-owned corporate subsidiary of BlackRock Advisors, Inc., which is an indirect majority-owned subsidiary of PNC Bank, N.A., and an Administration Agreement with Princeton Administrators, L.P. (the "Administrator"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc.

      The investment fee paid to the Adviser is computed weekly and payable monthly at an annual rate of 0.35% of the Trust's average weekly net investment assets. The administration fee paid to the Administrator is also computed weekly and payable monthly at an annual rate of 0.15% of the Trust's average weekly net investment assets.

      Pursuant to the agreements, the Adviser provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust who are affiliated persons of the Adviser. The Administrator pays occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses.


NOTE 3. PORTFOLIO SECURITIES

     Purchases and sales of invest ment securities, other than short-term investments, for the year ended October 31, 1998, aggregated $177,852,627 and $176,510,441, respectively.

      The federal income tax basis of the Trust's investments at October 31, 1998 was $360,158,261, and accordingly, net unrealized appreciation was $26,687,563 (gross unrealized appreciation-$26,828,690, gross unrealized depreciation-$141,127).


NOTE 4. CAPITAL

     There are 200 million shares of $.01 par value common stock authorized. Of the 16,707,093 common shares outstanding at October 31, 1998, the Adviser owned 7,205 shares. As of October 31, 1998, there were 5,200 shares of Preferred Stock outstanding as follows: Series T7--2,600 and Series T28--2,600.

     The Trust may classify or reclassify any unissued shares of common stock into one or more series of preferred stock. On April 1, 1993, the Trust reclassified 2,600 shares of common stock and issued 2 series of Auction Market Preferred Stock ("Preferred Stock") as follows: Series T7--1,300 shares, Series T28--1,300 shares. The Preferred Stock had a liquidation value of $50,000 per share plus any accumulated but unpaid dividends. On May 16, 1995 shareholders approved a proposal to split each share of the Trust's Auction Market Preferred Stock into two shares and simultaneously reduce each share's liquidation preference from $50,000 to $25,000 per share plus any accumulated but unpaid dividends. The stock split occurred on July 24, 1995.

     Dividends on Series T7 are cumulative at a rate which is reset every 7 days based on the results of an auction. Dividends on Series T28 are also cumulative at a rate which is reset every 28 days based on the results of an auction. Dividend rates ranged from 3.30% to 6.01% during the year ended October 31, 1998.

      The Trust may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution, or purchase, asset coverage with respect to the outstanding Preferred Stock would be less than 200%.

      The Preferred Stock is redeemable at the option of the Trust, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated or unpaid dividends whether or not declared. The Preferred Stock is also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Trust as set forth in the Articles of Incorporation are not satisfied.

      The holders of Preferred Stock have voting rights equal to the holders of common stock (one vote per share) and will vote together with holders of shares of common stock as a single class. However, holders of Preferred Stock are also entitled to elect two of the Trust's directors. In addition, the Investment Company Act of 1940 requires that, along with approval by stockholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class would be required to
(a) adopt any plan of reorganization that would adversely affect the preferred shares, and (b) take any action requiring a vote of security holders, including, among other things, changes in the Trust's subclassification as a closed-end investment company or changes in its fundamental investment restrictions.

NOTE 5. DIVIDENDS AND DISTRIBUTIONS

     Subsequent to October 31, 1998, the Board of Directors of the Trust declared a dividend from undistributed earnings of $0.0719 per common share payable November 30, 1998, to shareholders of record on November 16, 1998.

      For  the  period  November  1  through  November 30, dividends declared on
Preferred   Stock  totalled  $560,312  in  aggregate  for  the  two  outstanding
Preferred Stock series.

--------------------------------------------------------------------------------
             THE BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST INC.
                        REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------
The Shareholders and Board of Directors of
The BlackRock Investment Quality Municipal Trust Inc.:

     We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The BlackRock Investment Quality Municipal Trust Inc. as of October 31, 1998 and the related statements of operations for the year then ended and of changes in net investment assets for each of the two years in the period then ended and the financial highlights for the each of the five years in the period then ended. These financial statements and the financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of The BlackRock Investment Quality Municipal Trust Inc. at October 31, 1998, and the results of its operations, the changes in its net investment assets and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


/s/ DELOITTE & TOUCHE LLP
-------------------------


DELOITTE & TOUCHE LLP

New York, New York
December 11, 1998

--------------------------------------------------------------------------------
             THE BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST INC.
                                TAX INFORMATION
--------------------------------------------------------------------------------
     We are required by the Internal Revenue Code to advise you within 60 days of the Trust's fiscal year end as to the federally exempt interest dividends received by you during such fiscal year. Accordingly, we are advising you that all regular dividends paid by the Trust during the fiscal year were federally tax-exempt interest dividends. Additionally, the following summarizes the special taxable distributions declared by the Trust during the fiscal year:

                                                                     TAXABLE        SHORT-TERM               LONG-TERM
                                          RECORD       PAYABLE       ORDINARY        CAPITAL               CAPITAL GAINS
                                           DATE         DATE          INCOME           GAIN            28%            20%
                                        ----------   ----------   -------------   -------------   ------------   -------------
Common Stock Shareholders ...........    12/15/97     12/31/97    0.003187         0.160334        0.01532        0.021792
Common Stock Shareholders ...........     6/15/98      6/30/98     0.00128               --             --              --
Preferred Stock Series T-7 ..........    11/18/97     11/19/97        0.18            22.04           3.00            2.11
Preferred Stock Series T-7 ..........    11/25/97     11/26/97        0.20            22.23           3.02            2.12
Preferred Stock Series T-7 ..........     12/2/97      12/3/97        0.19            21.84           2.97            2.09
Preferred Stock Series T-7 ..........     12/9/97     12/10/97        0.19            21.26           2.89            2.03
Preferred Stock Series T-7 ..........    12/16/97     12/17/97        0.18            21.46           2.92            2.05
Preferred Stock Series T-7 ..........    12/23/97     12/24/97        0.18            21.61           2.94            2.07
Preferred Stock Series T-7 ..........    12/30/97     12/31/97        0.20            23.20           3.15            2.22
Preferred Stock Series T-7 ..........      1/6/98       1/7/98        0.18            19.83           2.69            1.89
Preferred Stock Series T-28 .........     12/9/97     12/10/97        0.76            88.14          11.98            8.42
Preferred Stock Series T-28 .........      1/6/98       1/7/98        0.76            86.85          11.80            8.30
Preferred Stock Series T-7 ..........     6/30/98       7/1/98        1.52             0.31           0.07               -
Preferred Stock Series T-28 .........     7/21/98      7/22/98        1.53             0.30           0.06               -

--------------------------------------------------------------------------------
                          DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------
     Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), shareholders will automatically have all distributions of dividends and capital gains reinvested by State Street Bank and Trust Company (the "Plan Agent") in Trust shares pursuant to the Plan. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the transfer agent, as dividend disbursing agent.
     The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Trust shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The Trust will not issue any new shares under the Plan.
     Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment for any fraction of a Trust share.
     The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income taxes that may be payable on such dividends or distributions.
     Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days' written notice to all shareholders of the Trust. All correspondence concerning the Plan should be directed to the Plan.

--------------------------------------------------------------------------------
             THE BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST INC.
                            ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
     There have been no material changes in the Trust's investment objectives or policies that have not been approved by the shareholders or to its charter or by-laws or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio

     YEAR 2000 READINESS DISCLOSURE. The Trust is currently in the process of evaluating its information technology infrastructure for Year 2000 compliance. Substantially all of the Trust's information systems are supplied by the Adviser. The Adviser has advised the Trust that it is currently evaluating whether such systems are year 2000 compliant and that it expects to incure costs of up to approximately five hundred thousand dollars to complete such evaluation and to make any modifications to its systems as may be necessary to achieve Year 2000 compliance. The Adviser has advised the Trust that it expects to have fully tested its systems for Year 2000 compliance by December 31, 1998. The Trust may be required to bear a portion of such cost incurred by the Adviser in this regard. The Adviser has advised the Trust that it does not anticipate any material disruption in the operations of the Trust as a result of any failure by the Adviser to achieve Year 2000 compliance. There can be no assurance that the costs will not exceed the amount referred to above or that the Trust will not experience a disruption in operations.

     The Adviser has advised the Trust that it is in the process of evaluating the Year 2000 compliance of various suppliers of the Adviser and the Trust. The Adviser has advised the Trust that it intends to communicate with such suppliers to determine their Year 2000 compliance status and the extent to which the Adviser or the Trust could be affected by any supplier's Year 2000 compliance issues. To date, however, the Adviser has not received responses from all such suppliers with respect to their Year 2000 compliance, and there can be no assurance that the systems of such suppliers, who are beyond the Trust's control, will be Year 2000 compliant. In the event that any of the Trust's significant suppliers do not successfully and timely achieve Year 2000 compliance, the Trust's business or operations could be adversely affected. The Adviser has advised the Trust that it is in the process of preparing a contingency plan for Year 2000 compliance by its suppliers. There can be no assurance that such contingency plan will be successful in preventing a disruption of the Trust's operations.

     The Trust is designating this disclosure as its Year 2000 readiness disclosure for all purposes under the Year 2000 Information and Readiness
Disclosure Act and the foregoing information shall constitute a Year 2000 statement for purposes of that Act.

--------------------------------------------------------------------------------
             THE BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST INC.
                              INVESTMENT SUMMARY
--------------------------------------------------------------------------------
THE TRUST'S INVESTMENT OBJECTIVE

The BlackRock Investment Quality Municipal Trust's investment objective is to provide high current income exempt from regular Federal income tax consistent with the preservation of capital.


WHO MANAGES THE TRUST?

BlackRock   Financial   Management,  Inc.  ("BlackRock")  is  an  SEC-registered
investment adviser. BlackRock and its affiliates currently manage over $122 billion on behalf of taxable and tax-exempt clients worldwide. Strategies include fixed income, equity and cash and may incorporate both domestic and international securities. Domestic fixed income strategies utilize the government, mortgage, corporate and municipal bond sectors. BlackRock manages twenty-one closed-end funds that are traded on either the New York or American stock exchanges, and a $23 billion family of open-end equity and bond funds. Current institutional clients number 410, domiciled in the United States and overseas.


WHAT CAN THE TRUST INVEST IN?

Under normal conditions, the Trust expects to continue to manage its assets so that at least 80% of its investments are rated at least investment grade ("BBB" by Standard & Poor's and "Baa" by Moody's Investor Services) and up to 20% of its assets may instead be deemed to be of equivalent credit quality by the Adviser. Examples of the types of securities that the Trust may invest in include general obligation bonds, which are backed by the full taxing power of the municipality (states, counties and cities), and revenue bonds, which are backed by a revenue source associated with the issuing municipality or by a special tax. Revenue bonds include those that are backed by revenues generated by universities, hospitals, housing developments, utilities, public facilities, toll roads, airports, etc.


WHAT IS THE ADVISER'S INVESTMENT STRATEGY?

The Adviser will manage the assets of the Trust in accordance with the Trust's investment objective and policies to seek to achieve its objective by investing in municipal debt securities that are diversified both geographically and according to revenue source. As such, the Adviser actively manages the assets in relation to market conditions and interest rate changes. In seeking the investment objective, the Trust does not expect to invest more than 25% of its total assets in municipals that are issued by the same state. Depending on yield and portfolio allocation considerations, the Adviser may choose to invest a portion of the Trust's assets in securities which pay interest that is subject to AMT (alternative minimum tax).

Under current market conditions the use of leverage increases the income earned by the Trust. The Trust employs leverage primarily through the issuance of preferred stock. Preferred stockholders will receive dividends based on short-term rates in exchange for allowing the Trust to borrow additional assets. These assets will be invested in longer-term assets which typically offer higher interest rates and the difference between the cost of the dividends paid to preferred stockholders and the interest earned on the longer-term securities will provide higher income levels for common stockholders in most interest rate environments. The Trust issued preferred stock to leverage the portfolio at approximately 35% of total assets. To protect the common stockholders from increases in the cost of the preferred stock dividends, the Trust invests in securities called "additional interest bonds" or "embedded caps", which can help to limit the risk of increasing costs of leverage in a rising interest rate or flattening yield curve environment. These bonds pay additional interest when short-term municipal interest rates rise above a predetermined rate, or "cap". These securities are used, when available in the marketplace, to attempt to offset increases in the interest paid to preferred stockholders and may allow the Trust to maintain dividend levels to common stockholders in interest rate environments where the yield curve is either flat or inverted. See "Leverage Considerations in the Trust" below.

HOW ARE THE TRUST'S SHARES PURCHASED AND SOLD? DOES THE TRUST PAY DIVIDENDS REGULARLY?

The Trust's shares are traded on the New York Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial advisor. The
Trust pays monthly dividends which are typically paid on the last business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the fund through the Trust's transfer agent, State Street Bank and Trust. Investors who wish to hold shares in a brokerage account should check with their financial advisor to determine whether their brokerage firm offers dividend reinvestment services.


LEVERAGE CONSIDERATIONS IN THE TRUST

Leverage increases the duration (or price sensitivity of the net assets with respect to changes in interest rates) of the Trust, which can improve the performance of the Trust in a declining rate environment, but can cause net assets to decline faster in a rapidly rising interest rate environment. The
Trust may reduce, or unwind, the amount of leverage employed should BlackRock consider that reduction to be in the best interests of the Trust. BlackRock's portfolio managers continuously monitor and regularly review the Trust's use of leverage and maintain the ability to unwind the leverage if that course is chosen. As mentioned above, the Trust will attempt to maintain a percentage of its investments in additional interest bonds which may help protect the Trust's income from increases in the cost of leverage.


SPECIAL CONSIDERATIONS AND RISK FACTORS RELEVANT TO THE TRUST

THE TRUST IS INTENDED TO BE A LONG-TERM INVESTMENT AND IS NOT A SHORT-TERM TRADING VEHICLE.

INVESTMENT OBJECTIVE. Although the objective of the Trust is to provide high current income exempt from regular Federal income tax consistent with the preservation of capital, there can be no assurance that this objective will be achieved.

DIVIDEND CONSIDERATIONS. The income and dividends paid by the Trust are likely to vary over time as fixed income market conditions change. Future dividends may be higher or lower than the dividend the Trust is currently paying.

LEVERAGE. The Trust utilizes leverage through preferred stock, which involves special risks. The Trust's net asset value and market value may be more volatile due to its use of leverage.

MARKET PRICE OF SHARES. The shares of closed-end investment companies such as the Trust trade on the New York Stock Exchange (NYSE symbol: BKN) and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

INVESTMENT GRADE MUNICIPAL OBLIGATIONS. The value of municipal debt securities generally varies inversely with changes in prevailing market interest rates. Depending on the amount of call protection that the securities in the Trust have, the Trust may be subject to certain reinvestment risks in environments of declining interest rates.

ILLIQUID SECURITIES. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. These securities involve special risks.

ANTITAKEOVER PROVISIONS. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trust's Board of Directors and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

--------------------------------------------------------------------------------
             THE BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST INC.
                                   GLOSSARY
--------------------------------------------------------------------------------

CLOSED-END FUND:         Investment vehicle which initially offers a fixed number of shares and trades on a stock exchange. The fund invests in a portfolio of securities in accordance with its stated investment objectives and policies.

DISCOUNT:                When a fund's net asset value is greater than its stock price the fund is said to be trading at a discount.

DIVIDEND:                Income generated by securities in a portfolio and distributed to shareholders after the deduction of expenses. This Trust declares and pays dividends to common shareholders on a monthly basis.

DIVIDEND REINVESTMENT:   Shareholders may elect to have all dividends and distributions of capital gains automatically reinvested into additional shares of the Trust.

MARKET PRICE:            Price per share of a security trading in the secondary market. For a closed-end fund, this is the price at which one share of the fund trades on the stock exchange.
                         If you were to buy or sell shares, you would pay or receive the market price.

NET ASSET VALUE (NAV):   Net asset value is the total market value of all securities and other assets held by the Trust, plus income accrued on its investments, minus any liabilities including accrued expenses, divided by the total number of outstanding shares. It is the underlying value of a single share on a given day. Net asset value for the Trust is calculated weekly and published in Barron's on Saturday and The New York Times or The Wall Street Journal each Monday.

PREMIUM:                 When a fund's stock price is greater than its net asset value, the fund is said to be trading at a premium.

PREREFUNDED BONDS:       These securities are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the tax exempt issue and retire the bond in full at the date indicated, typically at a premium to par.

--------------------------------------------------------------------------------
                   THE BLACKROCK FINANCIAL MANAGEMENT, INC.
                   SUMMARY OF CLOSED-END FUNDS TAXABLE TRUST
--------------------------------------------------------------------------------
TAXABLE TRUSTS
--------------------------------------------------------------------------------

                                                              STOCK      MATURITY
                                                              SYMBOL        DATE
PERPETUAL TRUSTS                                            ----------   ---------
The BlackRock Income Trust Inc.                                BKT          N/A
The BlackRock North American Government Income Trust Inc.      BNA          N/A

TERM TRUSTS
The BlackRock 1998 Term Trust Inc.                             BBT         12/98
The BlackRock 1999 Term Trust Inc.                             BNN         12/99
The BlackRock Target Term Trust Inc.                           BTT         12/00
The BlackRock 2001 Term Trust Inc.                             BLK         06/01
The BlackRock Strategic Term Trust Inc.                        BGT         12/02
The BlackRock Investment Quality Term Trust Inc.               BQT         12/04
The BlackRock Advantage Term Trust Inc.                        BAT         12/05
The BlackRock Broad Investment Grade 2009 Term Trust Inc.      BCT         12/09

TAX-EXEMPT TRUSTS
--------------------------------------------------------------------------------

                                                                     STOCK      MATURITY
                                                                     SYMBOL       DATE
PERPETUAL TRUSTS                                                   ---------   ---------
The BlackRock Investment Quality Municipal Trust Inc.                BKN          N/A
The BlackRock California Investment Quality Municipal Trust Inc.     RAA          N/A
The BlackRock Florida Investment Quality Municipal Trust             RFA          N/A
The BlackRock New Jersey Investment Quality Municipal Trust Inc.     RNJ          N/A
The BlackRock New York Investment Quality Municipal Trust Inc.       RNY          N/A

TERM TRUSTS
The BlackRock Municipal Target Term Trust Inc.                       BMN         12/06
The BlackRock Insured Municipal 2008 Term Trust Inc.                 BRM         12/08
The BlackRock California Insured Municipal 2008 Term Trust Inc.      BFC         12/08
The BlackRock Florida Insured Municipal 2008 Term Trust              BRF         12/08
The BlackRock New York Insured Municipal 2008 Term Trust Inc.        BLN         12/08
The BlackRock Insured Municipal Term Trust Inc.                      BMT         12/10

IF  YOU  WOULD LIKE FURTHER INFORMATION PLEASE DO NOT HESITATE TO CALL BLACKROCK
                            AT (800) 227-7BFM (7236)
                    OR CONSULT WITH YOUR FINANCIAL ADVISOR.

                                    BLACKROCK

DIRECTORS
Laurence D. Fink, CHAIRMAN
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Grosfeld
James Clayburn La Force, Jr.
Walter F. Mondale
Ralph L. Schlosstein

OFFICERS
Ralph L. Schlosstein, PRESIDENT
Keith T. Anderson, VICE PRESIDENT
Michael C. Huebsch, VICE PRESIDENT
Robert S. Kapito, VICE PRESIDENT
Kevin Klingert, VICE PRESIDENT
Richard M. Shea, VICE PRESIDENT/TAX
Henry Gabbay, TREASURER
James Kong, ASSISTANT TREASURER
Karen H. Sabath, SECRETARY

INVESTMENT ADVISER
BlackRock Financial Management, Inc.
345 Park Avenue
New York, NY 10154
(800) 227-7BFM

ADMINISTRATOR
Princeton Administrators, L.P.
P.O. Box 9095
Princeton, NJ 08543-9095
(800) 543-6217

CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171
(800) 699-1BFM

AUCTION AGENT
Bankers Trust Company
4 Albany Street
New York, NY 10006

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281-1434

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
919 Third Avenue
New York, NY 10022
     This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of any securities.


                            THE BLACKROCK INVESTMENT
                          QUALITY MUNICIPAL TRUST INC.
                       c/o Princeton Administrators, L.P.
                                 P.O. Box 9095
                            Princeton, NJ 08543-9095
                                 (800) 543-6217


--------------------------------------------------------------------------------
THE BLACKROCK
INVESTMENT QUALITY
MUNICIPAL TRUST INC.
--------------------------------------------------------------------------------
ANNUAL REPORT
OCTOBER 31, 1998


[GRAPHIC OMITTED]



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